PROSPECTUS SUPPLEMENT TO

                         VAN ECK/CHUBB FUNDS PROSPECTUS

                               DATED MAY 1, 1999


EFFECTIVE MAY 26, 1999

The Class A shares of the Van Eck/Chubb Capital Appreciation Fund are closed to investments.

The Class B shares of the Van Eck/Chubb Funds are closed to investments and will be liquidated on June 16, 1999.

                    PROSPECTUS SUPPLEMENT DATED MAY 20, 1999

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